UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 29, 2021

FOUNDATION BUILDING MATERIALS, INC.
(Exact Name of the Registrant as Specified in Charter)

Delaware	001-38009	81-4259606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2520 Red Hill Avenue	Santa Ana,	California	92705
(Address of principal executive offices)			(Zip Code)

(714) 380-3127
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	FBM	New York Stock Exchange

Introduction

Merger Agreement

On January 29, 2021, pursuant to that certain Agreement and Plan of Merger, dated as of November 14, 2020 (the “Merger Agreement”), by and among Foundation Building Materials, Inc., a Delaware corporation (the “Company”), ASP Flag Intermediate Holdings, Inc., a Delaware corporation (“Parent”) and ASP Flag Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent. The Merger became effective upon the filing of the certificate of merger with the Delaware Secretary of State on January 29, 2021 (the “Effective Time”).

Pursuant to the Merger Agreement, at the Effective Time, each issued and outstanding share of common stock of the Company (the “Common Stock”) was converted into the right to receive $19.25 in cash, without interest, and subject to deduction for any required withholding tax (the “Merger Consideration”), other than shares of the Company’s Common Stock held by Parent, Merger Sub or any other wholly-owned subsidiary of the Company, shares held by the Company in treasury and shares owned by stockholders who have properly exercised and perfected appraisal rights under Delaware law.

At the Effective Time, each grant of restricted stock units granted under the Company’s 2017 Stock Incentive Plan (the “Company Stock Plan”) that was outstanding immediately prior to the Effective Time fully vested and converted into the right to receive an amount in cash (without interest and subject to applicable tax withholdings) equal to the product of (i) the Merger Consideration multiplied by (ii) the number of shares of Common Stock subject to such restricted stock units. At the Effective Time, each option to purchase Common Stock granted under the Company Stock Plan that was outstanding immediately prior to the Effective Time fully vested and converted into the right to receive an amount in cash (without interest and subject to applicable tax withholdings) equal to the product of (i) the remainder, if positive, of (A) the Merger Consideration minus (B) the exercise price per share of Common Stock of such option multiplied by (ii) the number of shares of Common Stock subject to such option.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in the section above titled “Introduction” of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the section above titled “Introduction” of this Current Report on Form 8-K is incorporated herein by reference. On January 29, 2021, the Merger was completed pursuant to Section 251 of the Delaware General Corporation Law, and the Company became a wholly-owned subsidiary of Parent. As a result, a change of control of the Company occurred.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer.

On January 29, 2021, in connection with the consummation of the Merger, the Company notified the New York Stock Exchange (“NYSE”) of the consummation of the Merger and requested that the NYSE (x) cease trading of Common Stock on the NYSE and suspend the listing of the Common Stock, in each case effective prior to market open on January 29, 2021, and (y) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration (“Form 25”) to delist the Common Stock from the NYSE and deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company expects that, in accordance with the Company’s request, the NYSE will file a Form 25 with the SEC with respect to Common Stock to report the delisting of Common Stock from the NYSE and suspend trading of Common Stock on the NYSE before market open on January 29, 2021.

The Company intends to file with the SEC a Form 15 with respect to its Common Stock, requesting that the Common Stock be deregistered under Section 12(g) of the Exchange Act, and that the reporting obligations of the Company under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03 Material Modification to rights of Security Holders.

The information contained in the “Introduction” and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The information contained in the “Introduction”, Item 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the consummation of the Merger, a change of control of the Company occurred and the Company became a wholly owned subsidiary of Parent. Parent funded the acquisition through a combination of equity financing and proceeds from the First Lien Term Loan Agreement, dated as of January 29, 2021, by and among Parent, Merger Sub and following consummation of the Merger, the Company, as borrower, the subsidiaries of the Company from time to time party thereto, as subsidiary guarantors, the financial institutions from time to time party thereto, as lenders, and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent (the “Term Loan Agreement”) and the ABL Credit Agreement, dated as of January 29, 2021, by and among Parent, Merger Sub and following consummation of the Merger, the Company, as a U.S. borrower and as borrower representative, the Canadian subsidiary borrowers from time to time party thereto, the U.S. subsidiary borrowers from time to time party thereto, the subsidiaries of the Company from time to time party thereto, as subsidiary guarantors, the financial institutions from time to time party thereto, as lenders, and Bank of America, N.A., as administrative agent and collateral agent (the “ABL Credit Agreement”).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

In accordance with the terms of the Merger Agreement, at the Effective Time, each of the directors of the Company (Ruben D. Mendoza, Chris Meyer, Rafael Colorado, Maureen Harrell, Chad Lewis, Chase Hagin, Matthew J. Espe, Fareed A. Khan and James F. Underhill) ceased to be directors of the Company. At the Effective Time, in connection with the Merger and in accordance with the terms of the Merger Agreement, the directors of Merger Sub immediately prior to the Effective Time, Kevin Penn and Aaron Maeng, became the directors of the Company, and the officers of the Company immediately prior to the Effective Time remained the officers of the Company.

Employee Stock Purchase Plans; Equity Incentive Plans

In accordance with the terms of the Merger Agreement, prior to the Effective Time, the Company Stock Plan was terminated.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the terms of the Merger Agreement, at the Effective Time, the amended and restated certificate of incorporation and amended and restated bylaws of the Company were each amended and restated, and such amended and restated certificate of incorporation and bylaws became the certificate of incorporation and bylaws, respectively, of the Company. Copies of the Second Amended and Restated Certificate of Incorporation of the Company and the Second Amended and Restated Bylaws of the Company are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

On January 29, 2021, the Company issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1*
Agreement and Plan of Merger, dated November 14, 2020, by and among ASP Flag Intermediate Holdings, Inc., ASP Flag Merger Sub, Inc. and Foundation Building Materials, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Foundation Building Materials, Inc., which was filed with the SEC on November 16, 2020)

3.1	Second Amended and Restated Certificate of Incorporation of Foundation Building Materials, Inc.
3.2	Second Amended and Restated Bylaws of Foundation Building Materials, Inc.
99.1	Press Release of Foundation Building Materials, Inc. dated January 29, 2021
104.1	Cover Page Interactive Data File – The cover page from the Company’s Current Report on Form 8-K filed on January 29, 2021 is formatted in Inline XBRL (included as Exhibit 104).
*	certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon its request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUNDATION BUILDING MATERIALS, INC.

Date: January 29, 2021	By:	/s / Richard J. Tilley
	Name:	Richard J. Tilley
	Title:	Vice President, General Counsel and Secretary

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